SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 1, 1999


                                   LABTEC INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            MASSACHUSETTS                 0-27302               04-3116697
     --------------------------          -----------        --------------------
    (State or Other Jurisdiction         (Commission          (IRS Employer
          of Incorporation)               File No.)         Identification No.)



1499 S.E. Tech Center Place, Suite 350, Vancouver, Washington             98683
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (360) 896-2000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

                  On October 12, 1999, Labtec Inc. (the "Company") was informed by the Nasdaq Stock Market, Inc. ("Nasdaq") that a Nasdaq Listing Qualifications Panel had determined to continue the listing of the Company's securities on the Nasdaq National Market, subject to the following: that, among other things, on or before December 1, 1999 the Company must evidence, by way of a public filing with the Securities and Exchange Commission and Nasdaq, a $15,000,000 market value of public float and sustain such public float for a minimum of ten consecutive trading days.

                  On December 1, 1999, the Company announced that The KB Mezzanine Fund II, L.P. would convert $1.5 million of its outstanding $6.0 million Senior Subordinated Note into 262,237 shares of Common Stock, par value $.01 per share, as adjusted to reflect the Company's one-for-two reverse stock split discussed below, in order to allow the Company to comply with the $15,000,000 market value of public float requirement of Nasdaq. Following such conversion, the Company had outstanding 2,087,256 shares of Common Stock held by non-affiliates. On December 1, 1999, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

                  Accordingly, the Company has prepared a table setting forth certain information regarding the ownership of the Common Stock as of December 1, 1999, which beneficial ownership table is attached hereto as Exhibit 99.2. This information is provided solely for the purpose of complying with the requirements of Nasdaq.

                  The Company also announced a one-for-two reverse stock split of its authorized and outstanding Common Stock. The reverse split is intended to increase the per share price of the Common Stock toward preserving listing on Nasdaq. The Company has set December 1, 1999 as the effective date of the reverse stock split. The reverse stock split was authorized at a Special Meeting of Stockholders on November 24, 1999. On November 30, 1999, the Company issued a press release, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

                  Statements made herein that are not historical facts or that express the beliefs and expectations of management regarding future events or performance are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that could cause actual results or events in future periods to differ materially from those anticipated or forecast. Those risks and uncertainties are detailed from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

       EXHIBIT NO.                        DESCRIPTION
       -----------                        -----------

          99.1      Press  Release   dated   December  1,  1999  issued  by  the
                    registrant

          99.2      Security   Ownership  of  Certain   Beneficial   Owners  and
                    Management of Labtec Inc. as of December 1, 1999

          99.3      Press  Release   dated   November 30, 1999  issued  by  the
                    registrant

                                SIGNATURES

                  Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 1, 1999

                            LABTEC INC.


                            By: /S/ MARC J. LEDER
                                Name:  Marc J. Leder
                                Title: Co-Chairman, Senior Vice President,
                                Finance, Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX
                                  -------------

       EXHIBIT  NO.                DESCRIPTION
       -----------                 -----------

          99.1      Press  Release   dated   December  1,  1999  issued  by  the
                    registrant

          99.2      Security   Ownership  of  Certain   Beneficial   Owners  and
                    Management of Labtec Inc. as of December 1, 1999

          99.3      Press  Release   dated   November 30,  1999  issued  by  the
                    registrant

                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                Media Contact:
--------------------                                 Kim Brothers
                                                     Labtec Inc.
                                                     (360) 817-9256


              LABTEC INC. ANTICIPATES STRONG THIRD QUARTER RESULTS;
                     ANNOUNCES $2.3 MILLION DEBT/EQUITY SWAP
                          AND 200,000 SHARE REPURCHASE

VANCOUVER, Wash. December 1, 1999-- Labtec Inc. (NASDAQ: LABT), experts in high-technology computer peripherals, today announced that it anticipates sales and earnings results for the third quarter ending December 31, 1999 will significantly exceed analysts' expectations.

"We have made it a priority at Labtec to grow the company and its value to shareholders," said Bob Wick, president and chief executive officer. "The culmination of our efforts was a strong improvement in top- and bottom-line results for the six months ended September 30, 1999. We are pleased to report that the first two months of the third quarter preliminarily indicate that we will have another record quarter, with double-digit growth in all of our product lines."

In addition, the Company announced that its two largest shareholders, Sun Multimedia Partners, L.P. and KB Mezzanine Fund II, will convert approximately $2.3 million of debt into common stock. The debt/equity conversion will reduce interest expense and give Labtec a stronger balance sheet from which to expand its acquisition program. The conversion of KB Mezzanine Fund II's debt will also increase "public float" and should enable Labtec to sufficiently meet the listing requirements of The Nasdaq Stock Market.

The Company's board of directors today authorized the open-market repurchase of up to 200,000 shares of common stock over the next six months. The buyback program is subject to the approval of the Company's bank group. Sun Multimedia Partners, L.P., or an affiliate, may supplement the Company's buyback program with the purchase of additional shares.

ABOUT LABTEC INC.

Founded in 1982, Labtec Inc. is a leading developer and marketer of high technology, multimedia peripherals for the personal computer and workstation industries. Labtec offers a broad array of products, including computer speakers, subwoofers, PC Voice Access(TM) microphones, headphones and accessories, 3D input controllers, 3D gamepads, and mass-storage enclosures for secure computer systems and networks. Labtec's strategy is to offer a growing assortment of products based on proprietary technology through multiple channels of distribution. Labtec currently sells to most of the largest and fastest growing retailers, master distributors and original equipment manufacturers, with all channels served on a worldwide basis. For additional information, please visit the Labtec Web site at HTTP://WWW.LABTEC.COM, or call (360) 896-2000. For further information on Labtec's 3D Motion Control Technology Group, please call (978) 970-0330.

Except for historical information contained herein, certain statements in this press release contain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "plans," "believes", "seeks," "projects," "estimates," "should see," or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with the overall personal computer industry, customer sourcing decisions, competitive activity, timing and success of new product introductions, risks related to technological changes, the efficiency of internal operations, and general economic conditions. These and other risks are described in the Company's Annual Report on Form 10-K dated March 31, 1999 filed with the Securities and Exchange Commission ("SEC") and in the Company's periodic reports filed from time to time with the SEC, copies of which are available from the SEC or may be obtained upon request from the Company.

                                                                    EXHIBIT 99.2


                          SECURITY HOLDINGS OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth certain information regarding the ownership of the Common Stock as of December 1, 1999 by (i) persons known by the Company to be beneficial owners of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer and each other executive officer whose annual cash compensation for 1998 exceeded $100,000 and (iv) all directors and executive officers as a group. The following calculation takes into account the Company's one-for-two reverse stock split of its Common Stock, effective December 1, 1999.


                                                                                                     PERCENTAGE
                                                                         SHARES BENEFICIALLY        BENEFICIALLY
   BENEFICIAL OWNER (1)                                                         OWNED (2)              OWNED
   -------------------                                                   -------------------        -----------
   5% STOCKHOLDERS
   Sun Multimedia Partners, L.P. (3)....................................        1,936,860               48.1%
               5355 Town Center Road
               Suite 802
               Boca Raton, FL  33486
   The KB Mezzanine Fund II, L.P. ......................................          354,621                8.8%
              19 Old Kings Highway South
              Darien, CT 06820
   Dennis T. Gain (4)...................................................          227,539                5.6%
               30 Boren Lane
               Boxford, MA  01921

   DIRECTORS

   Rodger R. Krouse (3) (5).............................................        1,936,860               48.1%
   Marc J. Leder (3) (5)................................................        1,936,860               48.1%
   George R. Rea (6)....................................................           14,833                   *
   Patrick J. Sullivan (6)..............................................           13,332                   *
   Julian Rubinstein....................................................               --                  --
   Bradley A. Krouse....................................................               --                  --
   Joseph Pretlow.......................................................               --                  --
   Geoffrey Rehnert.....................................................               --                  --
   Robert G. Wick.......................................................               --                  --
   Marc Wolpow..........................................................               --                  --

   EXECUTIVE OFFICERS

   Gregory Jones (7)....................................................           18,985                   *

   All directors and executive officers as a group                              1,984,010               48.8%
   (11 persons) (8).....................................................

----------------
*        Less than one percent.

(1) Except as otherwise indicated, the address of each individual listed is c/o Labtec Inc., 1499 S.E. Tech Center Place, Suite 350, Vancouver, WA 98683.

(2) Except as otherwise indicated in these footnotes, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Includes shares of Common Stock underlying currently exercisable stock options. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(3) Takes into account 148,948 shares of Common Stock to be issued to Sun Multimedia Partners, L.P. upon conversion of certain subordinated debt and interest thereon held by an affiliate of Sun Multimedia Partners, L.P, effective January 1, 2000.

(4) Includes (i) 174,598 shares held by the Gain Family Trust, a trust for the benefit of certain members of the family of Dennis T. Gain and of which Mr. Gain is the sole trustee, (ii) 11,666 shares of Common Stock issuable upon exercise of currently exercisable options, (iii) 12,333 shares held by Mr. Gain's wife and children and (iv) 6,266 shares held by the Gain New Zealand Trust of which Mr. Gain is a Trustee.

(5) Messrs. Leder and Krouse each own 50% of Sun Multimedia Advisors, Inc., the general partner of Sun Multimedia Partners, L.P. Mr. Leder and Mr. Krouse disclaim beneficial ownership of the shares held by Sun Multimedia Partners, L.P., except to the extent of their pecuniary interests.

(6) Consists of shares of Common Stock issuable upon exercise of currently exercisable options.

(7) Includes 12,126 shares of Common Stock issuable upon exercise of currently exercisable options.

(8) Includes 11,499 shares of Common Stock issuable upon exercise of currently exercisable options granted under the Company's Amended and Restated 1993 Stock Option Plan, 6,666 shares of Common Stock issuable upon exercise of currently exercisable options granted under the Amended and Restated 1995 Director Stock Option Plan and 22,126 shares of Common Stock issuable upon exercise of currently exercisable options granted under the Company's Amended and Restated 1997 Employee Stock Option Plan.

                                                                    EXHIBIT 99.3

              LABTEC INC. ANNOUNCES 1-FOR-2 REVERSE STOCK SPLIT



FOR RELEASE NOVEMBER 30, 1999 AT 4:15PM EST
------------------------------------------
Contact:          Kim Brothers
                  Labtec Inc.
                  (360) 817-9256


VANCOUVER, WASHINGTON - NOVEMBER 30, 1999 - Labtec Inc. (Nasdaq: LABT) announced that the Company's stockholders approved a proposal to amend the Restated Articles of Organization to effect a one-for-two reverse stock split of the Company's outstanding common stock. The reverse stock split will become effective at the opening of business on December 1, 1999. Beginning on December 1, 1999, the Company's common stock will be listed under the symbol "LABTD" for 20 trading days following the reverse stock split. The primary reason for Labtec's decision to effect a reverse stock split is to comply with the Nasdaq Stock Market's $5 minimum bid price requirement for continued listing on the Nasdaq National Market. The Company believes that maintaining the Company's Nasdaq National Market listing may provide the Company with a broader market for its Common Stock and facilitate the use of its Common Stock in acquisitions and financing transactions in which the Company may engage.


About Labtec Inc.

Founded in 1982, Labtec Inc. is a leading developer and marketer of high technology, multimedia peripherals for the personal computer and workstation industries. Labtec offers a broad array of products, including computer speakers, subwoofers, PC Voice Access(TM) microphones, headphones and accessories, 3D input controllers, 3D gamepads and mass-storage enclosures for secure computer systems and networks. Labtec's strategy is to offer a growing assortment of products based on proprietary technology through multiple channels of distribution. Labtec currently sells to most of the largest and fastest growing retailers, master distributors and original equipment manufacturers, with all channels served on a worldwide basis. For additional information, please visit the Labtec Web site at http://www.labtec.com, or call 360-896-2000.


                                      -1-